                             COMPUTATIONAL MATERIAL
_______________________________________________________________________________
                                     [LOGO]
                         CENTEX HOME EQUITY CORPORATION
_______________________________________________________________________________
_______________________________________________________________________________
                     $305,000,000 CERTIFICATES (APPROXIMATE)
                      CENTEX HOME EQUITY LOAN TRUST 1999-4
_______________________________________________________________________________
_______________________________________________________________________________
                  CENTEX HOME EQUITY CORP. (SELLER & SERVICER)
                     CHEC ASSET RECEIVABLE CORP. (DEPOSITOR)
_______________________________________________________________________________

Neither the Sponsor nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

                      CENTEX HOME EQUITY LOAN TRUST 1999-4
--------------------------------------------------------------------------------------------------------------
                                   TO 10% CALL
                                                                Payment   Expected    Stated        Expected
           Approx.                                      WAL      Window     Final      Final        Ratings
Class     Size (1)     Group    Type       Benchmark    (yrs)    (mos)    Maturity   Maturity    (S&P/Moody's)
A-1       68,000,000    I    Fixed - Seq      EDSF       0.96     1 - 21  Sept 2001   Dec 2018     AAA/Aaa

A-2       20,000,000    I    Fixed - Seq     Curve       2.01    21 - 27   Mar 2002   May 2022     AAA/Aaa

A-3       39,000,000    I    Fixed - Seq     Curve       3.01    27 - 47   Nov 2003  Sept 2026     AAA/Aaa

A-4       30,000,000    I    Fixed - Seq     Curve       5.05    47 - 80   Aug 2006   Nov 2028     AAA/Aaa

A-5       19,850,000    I    Fixed - Seq     Curve       7.54    80 - 91  July 2007   Feb 2031     AAA/Aaa

A-6       19,650,000    I    Fixed - NAS     Curve       6.25    37 - 91  July 2007   Feb 2031     AAA/Aaa

A-7      108,500,000   II       ARM - PT  1 mo. LIBOR    2.62     1 - 91  July 2007   Feb 2031     AAA/Aaa

(1) Subject to a permitted variance of plus or minus 5%.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                  PRICING SPEED

GROUP I               120% PPC

                      100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20%
                      CPR in month twelve, and remain at 20% CPR thereafter.

GROUP II              28% CPR
--------------------------------------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your
Salomon Smith Barney Financial Advisor immediately.                           2

-------------------------------------------------------------------------------

                             TRANSACTION OVERVIEW

COLLATERAL         - Two loan groups: Group I (fixed) and Group II (ARM).

                   - Group I comprised of conventional 1st and 2nd
                     lien fixed-rate home equity loans, both
                     balloon and fully amortizing.

                   - Group II comprised of 1st lien six-month LIBOR
                     indexed conventional and 2/28 hybrid
                     adjustable rate home equity loans.

                   - The information presented is based upon the
                     STATISTICAL CALCULATION DATE of November 15,
                     1999. The actual pool size at closing is expected to be approximately $305,000,000. The weighted average mortgage loan characteristics presented in the computational materials are not expected to materially change with the addition of the remaining loans.

STRUCTURE          - Group I - sequential pay (with NAS) supported
                     primarily by fixed collateral.

                   - Group II - pass-through supported primarily by ARM
                     collateral.

CREDIT ENHANCEMENT - 100% MBIA wrapped.

                   - Excess spread will be used to turbo the structure and
                     create overcollateralization.

                   - If available, excess cash from either pool will cover
                     ANY shortfalls and build overcollateralization.

AVAILABLE FUNDS CAP- Classes A-5 and A-6 are subject to a net WAC cap
                     (without carry-over).

                   - Class A-7 is subject to an available funds cap (with
                     carry-over on a subordinated basis).

CARVE-OUT          - Class A-7 available funds cap will be reduced by 0.50%
                     after 12 months.

CLEANUP CALL       - Servicer may terminate the trust if the total bond
                     balance falls below 10% of its original amount.

STEP-UP COUPON     - On or after the Cleanup Call Date, the Class A-5 coupon
                     will increase by 0.50% and the spread over LIBOR will double for the Class A-7 coupon.

MONTHLY FEES       - Servicing fee of 0.50%.

                   - Insurance premium as stated in the underlying documents.

EXPECTED TIMING    - Pricing Date: December 1, 1999.

                   - Settlement: December 15, 1999.

                   - First Payment Date: January 25, 2000.
-------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your
Salomon Smith Barney Financial Advisor immediately.                           3

                              SENSITIVITY ANALYSIS

-------------------------------------------------------------------------------------------------------------
                                   TO 10% CALL
GROUP I% OF PPC              50.0%       75.0%       100.0%       120.0%      150.0%      200.0%       250.0%
GROUP II CPR                 11.0%       16.5%        22.0%       28.0%       33.0%        44.0%       55.0%

CLASS A-1
---------
AVG. LIFE (YRS)               1.76        1.32         1.08        0.96        0.84         0.71        0.62
WINDOW (MO)                  1 - 43      1 - 30      1 - 24       1 - 21      1 - 17      1 - 14       1 - 12
EXPECTED FINAL MAT.         07/2003     06/2002      12/2001     09/2001     05/2001      02/2001     12/2000

CLASS A-2
---------
AVG. LIFE (YRS)               4.33        3.02         2.35        2.01        1.67         1.32        1.11
WINDOW (MO)                 43 - 60     30 - 42      24 - 32     21 - 27     17 - 22      14 - 17     12 - 14
EXPECTED FINAL MAT.         12/2004     06/2003      08/2002     03/2002     10/2001      05/2001     02/2001

CLASS A-3
---------
AVG. LIFE (YRS)               7.29        4.78         3.60        3.01        2.42         1.85        1.50
WINDOW (MO)                 60 - 124    42 - 77      32 - 56     27 - 47     22 - 36      17 - 27     14 - 21
EXPECTED FINAL MAT.         04/2010     05/2006      08/2004     11/2003     12/2002      03/2002     09/2001

CLASS A-4
---------
AVG. LIFE (YRS)               13.33        9.13         6.40        5.05        3.90         2.79        2.14
WINDOW (MO)                 124 - 205   77 - 147    56 - 111     47 - 80     36 - 59      27 - 41     21 - 30
EXPECTED FINAL MAT.         01/2017     03/2012      03/2009     08/2006     11/2004      05/2003     06/2002

CLASS A-5
---------
AVG. LIFE (YRS)               17.19       12.28         9.36        7.54        5.87         4.14        3.06
WINDOW (MO)                 205 - 206   147 - 147   111 - 112    80 - 91     59 - 73      41 - 53     30 - 40
EXPECTED FINAL MAT.         02/2017     03/2012      04/2009     07/2007     01/2006      05/2004     04/2003

CLASS A-6
---------
AVG. LIFE (YRS)               8.30        7.39         6.76        6.25        5.42         4.25        3.35
WINDOW (MO)                 37 - 206    37 - 147    37 - 112     37 - 91     37 - 73      37 - 53     37 - 40
EXPECTED FINAL MAT.         02/2017     03/2012      04/2009     07/2007     01/2006      05/2004     04/2003

CLASS A-7
---------
AVG. LIFE (YRS)               6.60        4.51         3.37        2.62        2.16         1.53        1.13
WINDOW (MO)                 1 - 206     1 - 147      1 - 112      1 - 91      1 - 73      1 - 53       1 - 40
EXPECTED FINAL MAT.         02/2017     03/2012      04/2009     07/2007     01/2006      05/2004     04/2003

                                   TO MATURITY

CLASS A-5
---------
AVG. LIFE (YRS)               21.55       16.30        12.65       10.40        7.61         4.57        3.15
WINDOW (MO)                 205 - 339   149 - 293   111 - 236    80 - 200    59 - 160    41 - 116     30 - 48
EXPECTED FINAL MAT.         03/2028     05/2024      08/2019     08/2016     04/2013      08/2009     12/2003

CLASS A-6
---------
AVG. LIFE (YRS)               8.31        7.43         6.87        6.53        6.13         5.62        4.69
-------------------------------------------------------------------------------------------------------------

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these materials. If you did not receive such a disclaimer please contact your
Salomon Smith Barney Financial Advisor immediately.                           4


-------------------------------------------------------------------------------------------------------------
WINDOW (MO)                 37 - 337    37 - 290    37 - 234     37 - 198    37 - 158    37 - 114     37 - 88
EXPECTED FINAL MAT.         01/2028     02/2024      06/2019     06/2016     02/2013      06/2009     04/2007

CLASS A-7
---------
AVG. LIFE (YRS)                  7.05        4.86         3.62        2.79        2.31         1.62        1.19
WINDOW (MO)                 1 - 338     1 - 286      1 - 224     1 - 174     1 - 144      1 - 101      1 - 74
EXPECTED FINAL MAT.         02/2028     10/2023      08/2018     06/2014     12/2011      05/2008     02/2006

-------------------------------------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your
Salomon Smith Barney Financial Advisor immediately.                           5

                           GROUP I COLLATERAL SUMMARY

  Statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.

                                                                   SUMMARY STATISTICS         RANGE (IF APPROPRIATE)
                                                                   ------------------         ----------------------
  TOTAL NUMBER OF LOANS                                                         2,698
  TOTAL OUTSTANDING LOAN BALANCE                                      $155,551,622.30
  BALLOON (% OF TOTAL)                                                          1.60%
  AVERAGE LOAN PRINCIPAL BALANCE                                           $57,654.42       $2,470.99 to $418,291.97
  WA COUPON                                                                    11.76%                6.99% to 18.10%
  WA ORIGINAL TERM (MONTHS)                                                       318                      60 to 360
  WA CALCULATED REMAINING TERM (MONTHS)                                           317                      58 to 360
  WA CLTV                                                                      79.10%                8.07% to 99.98%
  WA SECOND MORTGAGE RATIO (1)                                                 32.57%               5.16% to 100.00%
  LIEN POSITION (1ST / 2ND)                                            92.29% / 7.71%
  PROPERTY TYPE
         SINGLE FAMILY                                                         88.43%
         PUD                                                                    5.77%
         TWO- TO FOUR-FAMILY                                                    2.08%
         MANUFACTURED HOUSING                                                   1.51%
         TOWNHOUSE                                                              1.36%
         CONDOMINIUM                                                            0.84%
  OCCUPANCY STATUS
         PRIMARY HOME                                                          96.00%
         INVESTMENT                                                             3.46%
         SECOND HOME                                                            0.53%
  GEOGRAPHIC DISTRIBUTION (2)                                   Texas:         15.99%
                                                              Florida:          8.68%
                                                            Tennessee:          6.55%

-------------------------------------------------------------------------------------------------------------

--------------------
(1) Applies to 2nd liens only.
(2) Other states account individually for less than 5% of the pool balance.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your
Salomon Smith Barney Financial Advisor immediately.                           6

Statistics for the FIXED RATE HOME EQUITY LOANS are listed below as of the STATISTICAL CALCULATION DATE.

                         CUT-OFF DATE PRINCIPAL BALANCES

---------------------------------------------------------------------------------------------------------------
                                                                  CUT-OFF DATE                % OF CUT-OFF DATE
  PRINCIPAL BALANCE ($)                 MORTGAGE LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------
  0.00 - 5,000.00                               2                         7,206.27                   0.00
  5,000.01 - 10,000.00                         29                       283,927.41                   0.18
  10,000.01 - 15,000.00                        88                     1,131,557.30                   0.73
  15,000.01 - 20,000.00                       155                     2,760,811.73                   1.77
  20,000.01 - 25,000.00                       182                     4,204,007.75                   2.70
  25,000.01 - 30,000.00                       251                     6,966,783.77                   4.48
  30,000.01 - 35,000.00                       215                     7,050,927.55                   4.53
  35,000.01 - 40,000.00                       185                     6,990,604.13                   4.49
  40,000.01 - 45,000.00                       180                     7,706,422.58                   4.95
  45,000.01 - 50,000.00                       189                     9,009,769.52                   5.79
  50,000.01 - 55,000.00                       161                     8,466,091.20                   5.44
  55,000.01 - 60,000.00                       139                     8,026,605.97                   5.16
  60,000.01 - 65,000.00                       111                     6,940,756.66                   4.46
  65,000.01 - 70,000.00                       117                     7,903,637.06                   5.08
  70,000.01 - 75,000.00                        91                     6,613,106.02                   4.25
  75,000.01 - 80,000.00                        84                     6,525,632.92                   4.20
  80,000.01 - 85,000.00                        71                     5,864,961.81                   3.77
  85,000.01 - 90,000.00                        58                     5,092,448.61                   3.27
  90,000.01 - 95,000.00                        43                     3,989,624.60                   2.56
  95,000.01 - 100,000.00                       37                     3,622,746.54                   2.33
  100,000.01 - 105,000.00                      38                     3,897,020.72                   2.51
  105,000.01 - 110,000.00                      33                     3,550,065.46                   2.28
  110,000.01 - 115,000.00                      22                     2,484,759.18                   1.60
  115,000.01 - 120,000.00                      33                     3,877,461.41                   2.49
  120,000.01 - 125,000.00                      15                     1,843,861.13                   1.19
  125,000.01 - 130,000.00                      15                     1,912,998.27                   1.23
  130,000.01 - 135,000.00                      13                     1,725,950.72                   1.11
  135,000.01 - 140,000.00                      11                     1,518,148.87                   0.98
  140,000.01 - 145,000.00                      22                     3,145,967.66                   2.02
  145,000.01 - 150,000.00                      15                     2,215,946.95                   1.42
  150,000.01 - 200,000.00                      47                     7,847,106.56                   5.04
  200,000.01 - 250,000.00                      25                     5,736,080.27                   3.69
  250,000.01 - 300,000.00                       9                     2,393,258.22                   1.54
  300,000.01 - 350,000.00                       6                     1,913,189.04                   1.23
  350,000.01 - 400,000.00                       3                     1,105,045.99                   0.71
  400,000.01 - 450,000.00                       3                     1,227,132.45                   0.79

  TOTAL                                     2,698                   155,551,622.30                 100.00
---------------------------------------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your
Salomon Smith Barney Financial Advisor immediately.                           7

Statistics for the fixed rate home equity loans are listed below as of the STATISTICAL CALCULATION DATE.


                                                   LOAN RATES
------------------------------------------------------------------------------------------------------------------
                                            MORTGAGE             CUT-OFF DATE                 % OF CUT-OFF DATE
  LOAN RATE (%)                               LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  6.501 - 7.000                                 1                        74,215.60                   0.05
  7.001 - 7.500                                 2                       125,346.50                   0.08
  7.501 - 8.000                                 4                       297,764.09                   0.19
  8.001 - 8.500                                11                     1,224,390.36                   0.79
  8.501 - 9.000                                52                     4,557,682.30                   2.93
  9.001 - 9.500                                45                     3,887,295.14                   2.50
  9.501 - 10.000                              169                    12,952,219.37                   8.33
  10.001 - 10.500                             127                     9,978,649.52                   6.42
  10.501 - 11.000                             297                    21,636,427.90                  13.91
  11.001 - 11.500                             258                    16,863,505.24                  10.84
  11.501 - 12.000                             385                    23,862,041.32                  15.34
  12.001 - 12.500                             281                    16,321,519.28                  10.49
  12.501 - 13.000                             346                    17,024,473.31                  10.94
  13.001 - 13.500                             182                     7,342,337.10                   4.72
  13.501 - 14.000                             226                     8,612,037.21                   5.54
  14.001 - 14.500                              88                     3,454,621.61                   2.22
  14.501 - 15.000                             119                     4,202,811.21                   2.70
  15.001 - 15.500                              30                     1,048,325.34                   0.67
  15.501 - 16.000                              47                     1,361,030.93                   0.87
  16.001 - 16.500                               8                       184,883.23                   0.12
  16.501 - 17.000                              10                       275,244.39                   0.18
  17.001 - 17.500                               1                        67,900.00                   0.04
  17.501 - 18.000                               7                       149,241.43                   0.10
  18.001 - 18.500                               2                        47,659.92                   0.03

  TOTAL:                                    2,698                   155,551,622.30                 100.00





This page must be accompanied by the disclaimer included on the cover of       8
these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Statistics for the fixed rate home equity loans are listed below as of the STATISTICAL CALCULATION DATE.


                                        ORIGINAL TERM TO STATED MATURITY
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE                 % OF CUT-OFF DATE
  ORIGINAL TERM (MONTHS)                     LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  0 - 60                                       35                       651,993.65                   0.42
  61 - 120                                    176                     4,944,300.25                   3.18
  121 - 180                                   514                    20,435,847.91                  13.14
  181 - 240                                   252                    11,486,371.56                   7.38
  241 - 300                                    17                       937,868.30                   0.60
  301 - 360                                 1,704                   117,095,240.63                  75.28

  TOTAL:                                    2,698                   155,551,622.30                 100.00

                                 CALCULATED REMAINING TERM TO STATED MATURITY
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE                 % OF CUT-OFF DATE
  REMAINING TERM (MONTHS)                    LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  0 - 60                                       35                       651,993.65                   0.42
  61 - 120                                    175                     4,930,993.15                   3.17
  121 - 180                                   515                    20,493,495.84                  13.17
  181 - 240                                   251                    11,392,485.23                   7.32
  241 - 300                                    19                     1,315,997.49                   0.85
  301 - 360                                 1,703                   116,766,656.94                  75.07

  TOTAL:                                    2,698                   155,551,622.30                 100.00

                                                  SEASONING
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE                 % OF CUT-OFF DATE
  SEASONING (MONTHS)                         LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  0                                         1,302                    74,981,673.29                  48.20
  1 - 6                                     1,365                    79,250,144.92                  50.95
  19 - 24                                       2                        89,209.15                   0.06
  25 - 30                                      10                       430,602.98                   0.28
  31 - 36                                      17                       736,471.63                   0.47
  37 - 40                                       2                        63,520.33                   0.04

  TOTAL:                                    2,698                   155,551,622.30                 100.00




This page must be accompanied by the disclaimer included on the cover of       9
these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Statistics for the fixed rate home equity loans are listed below as of the STATISTICAL CALCULATION DATE.

                                         COMBINED LOAN-TO-VALUE RATIO
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE                 % OF CUT-OFF DATE
  CLTV (%)                                   LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  LESS THAN OR EQUAL TO 15.00                   1                       21,990.24                    0.01
  15.01 - 20.00                                13                      278,485.17                    0.18
  20.01 - 25.00                                19                      418,961.66                    0.27
  25.01 - 30.00                                16                      399,533.34                    0.26
  30.01 - 35.00                                24                      755,368.90                    0.49
  35.01 - 40.00                                37                    1,176,401.14                    0.76
  40.01 - 45.00                                44                    1,357,236.63                    0.87
  45.01 - 50.00                                51                    1,877,500.11                    1.21
  50.01 - 55.00                                53                    2,025,310.96                    1.30
  55.01 - 60.00                                83                    3,179,021.28                    2.04
  60.01 - 65.00                               115                    5,075,485.69                    3.26
  65.01 - 70.00                               204                   11,268,470.53                    7.24
  70.01 - 75.00                               284                   15,350,279.18                    9.87
  75.01 - 80.00                               677                   38,715,251.18                   24.89
  80.01 - 85.00                               486                   28,293,205.26                   18.19
  85.01 - 90.00                               466                   37,201,362.87                   23.92
  90.01 - 95.00                                91                    6,124,215.87                    3.94
  95.01 - 100.00                               34                    2,033,542.29                    1.31

  TOTAL:                                    2,698                  155,551,622.30                  100.00

                              SECOND MORTGAGE RATIO
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE                 % OF CUT-OFF DATE
  2ND MORTGAGE RATIO (%)                     LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  LESS THAN 10.00                              17                      200,099.78                    0.13
  10.00 - 14.99                                44                      866,560.63                    0.56
  15.00 - 19.99                                86                    1,910,788.08                    1.23
  20.00 - 24.99                                70                    2,065,969.05                    1.33
  25.00 - 29.99                                52                    1,736,823.73                    1.12
  30.00 - 34.99                                42                    1,351,459.31                    0.87
  35.00 - 39.99                                29                    1,000,881.77                    0.64
  40.00 - 44.99                                19                      680,754.38                    0.44
  45.00 - 49.99                                10                      526,799.19                    0.34
  50.00 - 54.99                                 7                      348,598.56                    0.22
  55.00 - 59.99                                11                      350,930.46                    0.23
  60.00 - 64.99                                 5                      204,286.51                    0.13
  65.00 - 69.99                                 2                       76,909.26                    0.05
  70.00 - 74.99                                 3                      184,089.63                    0.12
  80.00 - 84.99                                 5                      166,839.17                    0.11
  85.00 - 89.99                                 1                       80,961.80                    0.05
  95.00 - 100.00                                6                      246,046.43                    0.16

  TOTAL:                                      409                   11,998,797.74                    7.71



This page must be accompanied by the disclaimer included on the cover of      10
these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Statistics for the fixed rate home equity loans are listed below as of the STATISTICAL CALCULATION DATE.


                                                  LIEN POSITION
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE                 % OF CUT-OFF DATE
  POSITION                                   LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  1ST LIEN                                  2,289                   143,552,824.56                    92.29
  2ND LIEN                                    409                    11,998,797.74                     7.71

  TOTAL:                                    2,698                   155,551,622.30                   100.00



                                                 OCCUPANCY TYPE
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE                 % OF CUT-OFF DATE
  TYPE                                       LOANS           PRINCIPAL BALANCE ($)         POOL PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  PRIMARY HOME                              2,553                   149,336,856.93                    96.00
  INVESTMENT PROPERTY                         124                     5,388,642.03                     3.46
  SECOND HOME                                  21                       826,123.34                     0.53

  TOTAL:                                    2,698                    155,551,622.30                  100.00



                                                 PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE                 % OF CUT-OFF DATE
  TYPE                                       LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  SINGLE FAMILY                             2,455                   137,559,683.42                    88.43
  PUD                                          80                     8,980,551.06                     5.77
  TWO- TO FOUR-FAMILY                          58                     3,240,231.54                     2.08
  MANUFACTURED HOUSING                         42                     2,343,193.10                     1.51
  TOWNHOUSE                                    38                     2,116,710.13                     1.36
  CONDOMINIUM                                  25                     1,311,253.05                     0.84

  TOTAL:                                    2,698                   155,551,622.30                   100.00




This page must be accompanied by the disclaimer included on the cover of      11
these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                     GROUP I COLLATERAL SUMMARY (CONTINUED)

Statistics for the fixed rate home equity loans are listed below as of the STATISTICAL CALCULATION DATE.


                                     STATES
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE                 % OF CUT-OFF DATE
  STATE                                      LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  ARIZONA                                      54                    3,349,540.49                    2.15
  ARKANSAS                                     32                    1,638,564.90                    1.05
  CALIFORNIA                                   25                    1,723,802.18                    1.11
  COLORADO                                     61                    3,869,684.75                    2.49
  CONNECTICUT                                  18                    1,001,672.81                    0.64
  DELAWARE                                      6                      438,638.29                    0.28
  DISTRICT OF COLUMBIA                          5                      339,793.96                    0.22
  FLORIDA                                     190                   13,499,939.02                    8.68
  GEORGIA                                      76                    5,622,891.13                    3.61
  IDAHO                                         6                      380,947.03                    0.24
  ILLINOIS                                    107                    5,306,979.24                    3.41
  INDIANA                                      59                    3,404,186.62                    2.19
  IOWA                                         46                    1,918,122.56                    1.23
  KANSAS                                       53                    2,239,891.08                    1.44
  KENTUCKY                                     25                    1,486,940.92                    0.96
  LOUISIANA                                    54                    3,075,317.62                    1.98
  MAINE                                        25                    2,075,676.55                    1.33
  MARYLAND                                     21                    1,699,367.22                    1.09
  MASSACHUSETTS                                12                      748,796.71                    0.48
  MICHIGAN                                     69                    3,342,504.12                    2.15
  MINNESOTA                                    27                    1,610,647.86                    1.04
  MISSISSIPPI                                  81                    3,745,364.53                    2.41
  MISSOURI                                    143                    6,134,215.17                    3.94
  MONTANA                                       3                      123,551.47                    0.08
  NEBRASKA                                     46                    2,827,487.39                    1.82
  NEVADA                                        8                      942,083.12                    0.61
  NEW HAMPSHIRE                                 6                      691,288.98                    0.44
  NEW JERSEY                                   24                    2,598,962.97                    1.67
  NEW MEXICO                                   38                    2,655,818.89                    1.71
  NEW YORK                                     88                    4,454,030.63                    2.86
  NORTH CAROLINA                              109                    7,485,108.14                    4.81
  NORTH DAKOTA                                  1                       28,000.00                    0.02
  OHIO                                         86                    6,097,613.07                    3.92
  OKLAHOMA                                     73                    2,644,466.98                    1.70
  OREGON                                       20                    1,265,495.18                    0.81
  PENNSYLVANIA                                115                    5,395,128.48                    3.47
  SOUTH CAROLINA                               79                    5,349,819.31                    3.44
  TENNESSEE                                   136                   10,195,052.67                    6.55
  TEXAS                                       517                   24,872,016.98                   15.99
  UTAH                                          6                      363,644.60                    0.23
  VERMONT                                       1                       47,670.00                    0.03
  VIRGINIA                                     55                    3,496,416.30                    2.25
  WASHINGTON                                   50                    3,230,225.58                    2.08
  WEST VIRGINIA                                14                      685,794.00                    0.44
  WISCONSIN                                    24                    1,300,224.46                    0.84
  WYOMING                                       4                      148,238.34                    0.10
  TOTAL:                                    2,698                  155,551,622.30                  100.00



This page must be accompanied by the disclaimer included on the cover of      12
these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Statistics for the fixed rate home equity loans are listed below as of the STATISTICAL CALCULATION DATE.


                                                 DOCUMENTATION TYPE
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE                 % OF CUT-OFF DATE
  TYPE                                       LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  FULL DOCUMENTATION                        2,394                   134,756,843.97                  86.63
  STATED INCOME                               207                    13,040,196.74                   8.38
  LIMITED DOCUMENTATION                        91                     7,553,554.38                   4.86
  OTHER                                         6                       201,027.21                   0.13

  TOTAL:                                    2,698                   155,551,622.30                 100.00


                                                  CREDIT GRADE
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE                 % OF CUT-OFF DATE
  GRADE                                      LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  A+                                          139                     9,320,485.08                   5.99
  A                                            12                       581,608.14                   0.37
  A1                                          576                    38,712,328.11                  24.89
  A2                                          955                    57,066,129.12                  36.69
  B                                           438                    23,746,944.10                  15.27
  C                                             5                       141,647.10                   0.09
  C1                                          307                    13,004,030.59                   8.36
  C2                                          124                     6,575,266.68                   4.23
  D                                           142                     6,403,183.38                   4.12

  TOTAL:                                    2,698                   155,551,622.30                 100.00



This page must be accompanied by the disclaimer included on the cover of      13
these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Statistics for the fixed rate home equity loans are listed below as of the STATISTICAL CALCULATION DATE.


                                              PREPAYMENT PENALTIES
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE                 % OF CUT-OFF DATE
  PENALTY                                    LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  NO                                         1,313                   65,667,632.81                  42.22
  YES                                        1,385                   89,883,989.49                  57.78

  TOTAL:                                     2,698                  155,551,622.30                 100.00



                                             PREPAYMENT PENALTY TERM
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE              % OF CUT-OFF DATE POOL
  PENALTY TERM (MONTHS)                      LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  0                                          1,317                   65,785,988.91                  42.29
  12                                            87                    6,002,603.07                   3.86
  24                                            24                    2,001,689.01                   1.29
  36                                           236                   16,718,191.34                  10.75
  42                                             4                      180,874.76                   0.12
  48                                             3                      145,916.79                   0.09
  60                                         1,027                   64,716,358.42                  41.60

  TOTAL:                                     2,698                  155,551,622.30                 100.00







This page must be accompanied by the disclaimer included on the cover of      14
these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

                           GROUP II COLLATERAL SUMMARY

Statistics for the adjustable rate home equity loans are listed below as of the STATISTICAL CALCULATION DATE.


                                                                 SUMMARY STATISTICS           RANGE (IF APPROPRIATE)
                                                                 ------------------           ----------------------
TOTAL NUMBER OF LOANS                                                           888

TOTAL OUTSTANDING LOAN BALANCE                                       $85,970,467.26

AVERAGE LOAN PRINCIPAL BALANCE                                           $96,813.59                    $15,366.95 to
                                                                                                         $500,000.00

WA COUPON                                                                    11.04%                  7.75% to 15.99%

ARM CHARACTERISTICS
         WA MARGIN                                                            6.44%                  0.00% to 11.15%
         WA FIRST PERIODIC CAP                                                1.84%                   1.00% to 2.00%
         WA SUBSEQUENT PERIODIC CAP                                           1.00%                   0.00% to 1.00%
         WA LIFETIME CAP                                                     18.04%                 14.75% to 22.99%
         WA LIFETIME FLOOR                                                   11.04%                  7.75% to 15.99%

WA ORIGINAL TERM (MONTHS)                                                       359                        60 to 360

WA CALCULATED REMAINING TERM (MONTHS)                                           358                        59 to 360

WA CLTV                                                                      83.33%                 15.56% to 99.98%

LOAN TYPE
         ARM                                                                 15.78%
         2/28 ARM                                                            84.22%

PROPERTY TYPE
         SINGLE FAMILY                                                       83.42%
         PUD                                                                  7.71%
         TWO- TO FOUR-FAMILY                                                  4.42%
         TOWNHOUSE                                                            1.68%
         CONDOMINIUM                                                          1.51%
         MANUFACTURED HOUSING                                                 1.26%

OCCUPANCY STATUS
         PRIMARY HOME                                                        96.16%
         SECOND HOME                                                          1.02%
         INVESTMENT                                                           2.82%

GEOGRAPHIC DISTRIBUTION (1)                                 California:       8.25%
                                                                 Texas:       7.53%
                                                           N. Carolina:       6.96%
                                                              New York:       6.04%
                                                                  Ohio:       5.79%


-------------------------------
(1) Other states account individually for less than 5% of the pool balance.


This page must be accompanied by the disclaimer included on the cover of      15
these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Statistics for the adjustable rate home equity loans are listed below as of the STATISTICAL CALCULATION DATE.


                                            CUT-OFF DATE PRINCIPAL BALANCES
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE                 % OF CUT-OFF DATE
  PRINCIPAL BALANCE ($)                      LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  15,000.01 - 20,000.00                         4                        72,833.63                   0.08
  20,000.01 - 25,000.00                         9                       204,674.23                   0.24
  25,000.01 - 30,000.00                        19                       531,357.77                   0.62
  30,000.01 - 35,000.00                        18                       591,252.70                   0.69
  35,000.01 - 40,000.00                        26                       975,277.74                   1.13
  40,000.01 - 45,000.00                        36                     1,534,665.41                   1.79
  45,000.01 - 50,000.00                        43                     2,054,600.63                   2.39
  50,000.01 - 55,000.00                        49                     2,574,605.31                   2.99
  55,000.01 - 60,000.00                        47                     2,704,041.10                   3.15
  60,000.01 - 65,000.00                        42                     2,627,259.83                   3.06
  65,000.01 - 70,000.00                        56                     3,781,690.02                   4.40
  70,000.01 - 75,000.00                        47                     3,418,530.35                   3.98
  75,000.01 - 80,000.00                        42                     3,257,953.38                   3.79
  80,000.01 - 85,000.00                        39                     3,224,538.41                   3.75
  85,000.01 - 90,000.00                        28                     2,454,990.64                   2.86
  90,000.01 - 95,000.00                        30                     2,785,637.40                   3.24
  95,000.01 - 100,000.00                       33                     3,222,981.64                   3.75
  100,000.01 - 105,000.00                      20                     2,053,897.64                   2.39
  105,000.01 - 110,000.00                      36                     3,875,672.19                   4.51
  110,000.01 - 115,000.00                      21                     2,367,800.95                   2.75
  115,000.01 - 120,000.00                      29                     3,404,660.55                   3.96
  120,000.01 - 125,000.00                      14                     1,710,688.79                   1.99
  125,000.01 - 130,000.00                      23                     2,922,798.58                   3.40
  130,000.01 - 135,000.00                      18                     2,396,409.20                   2.79
  135,000.01 - 140,000.00                      20                     2,750,576.48                   3.20
  140,000.01 - 145,000.00                      12                     1,713,585.32                   1.99
  145,000.01 - 150,000.00                      13                     1,925,278.52                   2.24
  150,000.01 - 200,000.00                      62                    10,645,387.28                  12.38
  200,000.01 - 250,000.00                      29                     6,351,072.79                   7.39
  250,000.01 - 300,000.00                      12                     3,297,928.85                   3.84
  300,000.01 - 350,000.00                       2                       620,255.09                   0.72
  350,000.01 - 400,000.00                       4                     1,518,669.34                   1.77
  400,000.01 - 450,000.00                       1                       419,838.41                   0.49
  450,000.01 - 500,000.00                       4                     1,979,057.09                   2.30

  TOTAL                                       888                    85,970,467.26                 100.00





This page must be accompanied by the disclaimer included on the cover of      16
these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Statistics for the adjustable rate home equity loans are listed below as of the STATISTICAL CALCULATION DATE.


                                                     LOAN RATES
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE                 % OF CUT-OFF DATE
  LOAN RATE (%)                              LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  7.501 - 8.000                                 3                       492,122.98                   0.57
  8.001 - 8.500                                 4                       450,024.95                   0.52
  8.501 - 9.000                                24                     3,226,302.75                   3.75
  9.001 - 9.500                                28                     3,435,332.58                   4.00
  9.501 - 10.000                               92                    10,798,531.89                  12.56
  10.001 - 10.500                              84                     9,537,691.27                  11.09
  10.501 - 11.000                             185                    18,511,950.96                  21.53
  11.001 - 11.500                             119                    11,376,054.81                  13.23
  11.501 - 12.000                             174                    15,438,735.32                  17.96
  12.001 - 12.500                              75                     5,871,480.25                   6.83
  12.501 - 13.000                              48                     3,499,206.59                   4.07
  13.001 - 13.500                              21                     1,249,186.59                   1.45
  13.501 - 14.000                              17                     1,303,532.02                   1.52
  14.001 - 14.500                               7                       538,453.59                   0.63
  14.501 - 15.000                               6                       215,460.71                   0.25
  15.501 - 16.000                               1                        26,400.00                   0.03

  TOTAL:                                      888                    85,970,467.26                 100.00






This page must be accompanied by the disclaimer included on the cover of      17
these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Statistics for the adjustable rate home equity loans are listed below as of the STATISTICAL CALCULATION DATE.


                                                     MARGIN
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE                 % OF CUT-OFF DATE
  MARGIN (%)                                 LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  0.000 - 2.000                                 1                        80,724.29                   0.09
  2.001 - 4.000                                 9                     1,086,002.38                   1.26
  4.001 - 6.000                               260                    28,174,048.81                  32.77
  6.001 - 8.000                               517                    49,579,271.03                  57.67
  8.001 - 10.000                               95                     6,823,103.40                   7.94
  10.001 - 12.000                               6                       227,317.35                   0.26

  TOTAL:                                      888                    85,970,467.26                 100.00

                                             NEXT RATE ADJUSTMENT DATE
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE                 % OF CUT-OFF DATE
  DATE                                       LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  DECEMBER 1997                                 1                        92,749.63                   0.11
  FEBRUARY 2000                                 4                       306,549.06                   0.36
  MARCH 2000                                    9                     1,548,421.14                   1.80
  APRIL 2000                                   62                     5,562,917.32                   6.47
  MAY 2000                                     71                     6,126,479.67                   7.13
  JULY 2001                                     1                       126,844.18                   0.15
  AUGUST 2001                                   7                       537,738.77                   0.63
  SEPTEMBER 2001                               60                     5,903,102.60                   6.87
  OCTOBER 2001                                370                    35,978,288.81                  41.85
  NOVEMBER 2001                               303                    29,787,376.08                  34.65

  TOTAL:                                      888                    85,970,467.26                 100.00





This page must be accompanied by the disclaimer included on the cover of      18
these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Statistics for the adjustable rate home equity loans are listed below as of the STATISTICAL CALCULATION DATE.


                                                  LIFETIME CAP
------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE              CUT-OFF DATE                 % OF CUT-OFF DATE
  LIFETIME CAP (%)                           LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------
  14.501 - 15.000                               3                       492,122.98                   0.57
  15.001 - 15.500                               4                       450,024.95                   0.52
  15.501 - 16.000                              24                     3,226,302.75                   3.75
  16.001 - 16.500                              28                     3,435,332.58                   4.00
  16.501 - 17.000                              92                    10,798,531.89                  12.56
  17.001 - 17.500                              84                     9,537,691.27                  11.09
  17.501 - 18.000                             185                    18,511,950.96                  21.53
  18.001 - 18.500                             120                    11,468,804.44                  13.34
  18.501 - 19.000                             174                    15,438,735.32                  17.96
  19.001 - 19.500                              74                     5,778,730.62                   6.72
  19.501 - 20.000                              48                     3,499,206.59                   4.07
  20.001 - 20.500                              21                     1,249,186.59                   1.45
  20.501 - 21.000                              17                     1,303,532.02                   1.52
  21.001 - 21.500                               7                       538,453.59                   0.63
  21.501 - 22.000                               6                       215,460.71                   0.25
  22.501 - 23.000                               1                        26,400.00                   0.03

  TOTAL:                                      888                    85,970,467.26                 100.00





This page must be accompanied by the disclaimer included on the cover of      19
these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Statistics for the adjustable rate home equity loans are listed below as of the STATISTICAL CALCULATION DATE.


                                          ORIGINAL TERM TO STATED MATURITY
-----------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE                    CUT-OFF DATE                % OF CUT-OFF DATE
  ORIGINAL TERM (MONTHS)                    LOANS                  PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------
  0 - 60                                        1                        24,690.18                       0.03
  61 - 120                                      1                        15,366.95                       0.02
  121 - 180                                     3                       357,600.00                       0.42
  181 - 240                                     1                        70,200.00                       0.08
  300 - 360                                   882                    85,502,610.13                      99.46

  TOTAL:                                      888                    85,970,467.26                     100.00


                                   CALCULATED REMAINING TERM TO STATED MATURITY
-----------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE                    CUT-OFF DATE                % OF CUT-OFF DATE
  REMAINING TERM (MONTHS)                   LOANS                  PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------
  0 - 60                                        1                        24,690.18                       0.03
  61 - 120                                      1                        15,366.95                       0.02
  121 - 180                                     3                       357,600.00                       0.42
  181 - 240                                     1                        70,200.00                       0.08
  301 - 360                                   882                    85,502,610.13                      99.46

  TOTAL:                                      888                    85,970,467.26                     100.00


                                                   SEASONING
-----------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE                    CUT-OFF DATE                % OF CUT-OFF DATE
  SEASONING (MONTHS)                        LOANS                  PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------
  0                                           549                    51,550,973.23                      59.96
  1 - 6                                       337                    34,258,729.39                      39.85
  13 - 18                                       1                        68,015.01                       0.08
  25 - 27                                       1                        92,749.63                       0.11

  TOTAL:                                      888                    85,970,467.26                     100.00







This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your
Salomon Smith Barney Financial Advisor immediately.                          20

Statistics for the adjustable rate home equity loans are listed below as of the STATISTICAL CALCULATION DATE.


                                          COMBINED LOAN-TO-VALUE RATIO
-----------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE                    CUT-OFF DATE                % OF CUT-OFF DATE
  CLTV (%)                                  LOANS                  PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------
  LESS THAN OR EQUAL TO 20.00                   1                        24,987.70                      0.03
  20.01 - 25.00                                 1                        29,600.41                      0.03
  25.01 - 30.00                                 1                        56,250.00                      0.07
  30.01 - 35.00                                 2                        84,672.03                      0.10
  35.01 - 40.00                                 6                       225,781.51                      0.26
  40.01 - 45.00                                 4                       200,827.00                      0.23
  45.01 - 50.00                                 5                       365,443.34                      0.43
  50.01 - 55.00                                 4                       287,734.49                      0.33
  55.01 - 60.00                                 6                       362,870.64                      0.42
  60.01 - 65.00                                21                     1,591,335.51                      1.85
  65.01 - 70.00                                34                     2,932,296.43                      3.41
  70.01 - 75.00                                73                     6,259,515.73                      7.28
  75.01 - 80.00                               194                    17,143,331.60                     19.94
  80.01 - 85.00                               213                    21,424,955.86                     24.92
  85.01 - 90.00                               277                    30,833,487.86                     35.87
  90.01 - 95.00                                33                     3,124,888.62                      3.63
  95.01 - 100.00                               13                     1,022,488.53                      1.19

  TOTAL:                                      888                    85,970,467.26                    100.00


                                                OCCUPANCY TYPE
-----------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE                    CUT-OFF DATE                % OF CUT-OFF DATE
  TYPE                                      LOANS                  PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------
  PRIMARY HOME                                847                    82,667,356.98                  96.16
  INVESTMENT PROPERTY                          34                     2,425,874.15                   2.82
  SECOND HOME                                   7                       877,236.13                   1.02

  TOTAL:                                      888                    85,970,467.26                 100.00


                                                PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE                    CUT-OFF DATE                % OF CUT-OFF DATE
  TYPE                                      LOANS                  PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------
  SINGLE FAMILY                               755                    71,712,973.50                      83.42
  PUD                                          48                     6,629,662.14                       7.71
  TWO- TO FOUR-FAMILY                          37                     3,802,689.72                       4.42
  TOWNHOUSE                                    16                     1,440,230.33                       1.68
  CONDOMINIUM                                  15                     1,299,944.36                       1.51
  MANUFACTURED HOUSING                         17                     1,084,967.21                       1.26

  TOTAL:                                      888                    85,970,467.26                     100.00



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your
Salomon Smith Barney Financial Advisor immediately.                          21

Statistics for the adjustable rate home equity loans are listed below as of the STATISTICAL CALCULATION DATE.


                                                    STATES
-----------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE                    CUT-OFF DATE                % OF CUT-OFF DATE
  STATE                                     LOANS                  PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------
  ARIZONA                                      22                     2,177,634.19                       2.53
  ARKANSAS                                      6                       400,440.22                       0.47
  CALIFORNIA                                   39                     7,093,881.39                       8.25
  COLORADO                                     14                     1,874,879.00                       2.18
  CONNECTICUT                                  21                     1,802,097.40                       2.10
  DELAWARE                                     12                     1,108,565.36                       1.29
  DISTRICT OF COLUMBIA                          1                        94,400.00                       0.11
  FLORIDA                                      34                     3,295,712.74                       3.83
  GEORGIA                                      47                     3,872,898.18                       4.50
  IDAHO                                         5                       318,781.78                       0.37
  ILLINOIS                                     27                     2,875,556.84                       3.34
  INDIANA                                      24                     2,071,007.67                       2.41
  IOWA                                          4                       342,932.20                       0.40
  KANSAS                                        7                       349,171.67                       0.41
  KENTUCKY                                     13                     1,113,933.49                       1.30
  LOUISIANA                                     1                       136,800.00                       0.16
  MAINE                                        11                     1,086,015.01                       1.26
  MARYLAND                                     13                     1,604,208.10                       1.87
  MASSACHUSETTS                                16                     1,794,493.56                       2.09
  MICHIGAN                                     44                     3,663,498.92                       4.26
  MINNESOTA                                     9                       642,188.39                       0.75
  MISSISSIPPI                                   5                       366,084.80                       0.43
  MISSOURI                                     26                     2,193,841.18                       2.55
  MONTANA                                       2                       288,049.12                       0.34
  NEBRASKA                                      3                       208,153.00                       0.24
  NEVADA                                       10                     1,350,804.47                       1.57
  NEW HAMPSHIRE                                 6                       573,627.54                       0.67
  NEW JERSEY                                   17                     2,293,213.39                       2.67
  NEW MEXICO                                    4                       347,672.64                       0.40
  NEW YORK                                     55                     5,193,399.13                       6.04
  NORTH CAROLINA                               69                     5,983,428.42                       6.96
  OHIO                                         68                     4,976,431.76                       5.79
  OKLAHOMA                                     16                     1,044,439.62                       1.21
  OREGON                                       15                     1,613,502.29                       1.88
  PENNSYLVANIA                                 41                     3,060,169.82                       3.56
  RHODE ISLAND                                  3                       311,825.09                       0.36
  SOUTH CAROLINA                               15                     1,378,457.30                       1.60
  TENNESSEE                                    25                     2,168,321.01                       2.52
  TEXAS                                        68                     6,469,474.47                       7.53
  UTAH                                          9                     1,039,236.05                       1.21
  VIRGINIA                                     10                     1,280,046.68                       1.49
  WASHINGTON                                   26                     3,615,413.39                       4.21
  WEST VIRGINIA                                 1                        34,449.46                       0.04
  WISCONSIN                                    22                     2,200,330.52                       2.56
  WYOMING                                       2                       261,000.00                       0.30

  TOTAL:                                      888                    85,970,467.26                     100.00



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your
Salomon Smith Barney Financial Advisor immediately.                          22

Statistics for the adjustable rate home equity loans are listed below as of the STATISTICAL CALCULATION DATE.


                                          DOCUMENTATION TYPE
-----------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE                    CUT-OFF DATE                % OF CUT-OFF DATE
  TYPE                                      LOANS                  PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------
  FULL DOCUMENTATION                          780                    74,373,563.90                      86.51
  STATED INCOME                                75                     7,953,117.11                       9.25
  LIMITED DOCUMENTATION                        32                     3,551,036.62                       4.13
  OTHER                                         1                        92,749.63                       0.11

  TOTAL:                                      888                    85,970,467.26                     100.00


                                              CREDIT GRADE
-----------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE                    CUT-OFF DATE                % OF CUT-OFF DATE
  GRADE                                     LOANS                  PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------
  A+                                           12                     1,846,209.40                       2.15
  A1                                          127                    15,239,302.45                      17.73
  A2                                          385                    39,538,483.23                      45.99
  B                                           183                    15,949,961.28                      18.55
  C1                                          125                     9,605,365.94                      11.17
  C2                                           55                     3,733,165.82                       4.34
  D                                             1                        57,979.14                       0.07

  TOTAL:                                      888                    85,970,467.26                     100.00












This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your
Salomon Smith Barney Financial Advisor immediately.                          23

Statistics for the adjustable rate home equity loans are listed below as of the STATISTICAL CALCULATION DATE.


                                        PREPAYMENT PENALTIES
-----------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE                    CUT-OFF DATE                % OF CUT-OFF DATE
  PENALTY                                   LOANS                  PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------
  NO                                          266                    23,919,406.07                      27.82
  YES                                         622                    62,051,061.19                      72.18

  TOTAL:                                      888                    85,970,467.26                     100.00


                                        PREPAYMENT PENALTY TERM
-----------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE                    CUT-OFF DATE                % OF CUT-OFF DATE
  PENALTY TERM (MONTHS)                     LOANS                  PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------------------
  0                                           265                    23,856,438.50                      27.75
  12                                           21                     3,031,819.80                       3.53
  24                                           92                    11,485,458.51                      13.36
  36                                          123                    11,688,662.00                      13.60
  42                                            2                       144,836.95                       0.17
  60                                          385                    35,763,251.50                      41.60

  TOTAL:                                      888                    85,970,467.26                     100.00












This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your
Salomon Smith Barney Financial Advisor immediately.                          24